Investor Presentation October 29, 2009 B A N K S Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

Corporate Overview
Headquartered in Davenport, Florida
$1.8 billion in assets
$1.3 billion in deposits
Company formed:  June 2000
4 Subsidiary Banks; 38 branch banking offices in
10 counties throughout Central Florida
6 of 10 counties of operation rank in the top 15 fastest
growing counties in Florida
Counties of Operation
Citrus
Hernando
Hillsborough
Lake
Marion
Orange
Osceola
Pasco
Polk
Sumter
Headquarters
CenterState Bank Central Florida, N.A.
CenterState Bank, N.A.
CenterState Bank of Florida, N.A.
Valrico State Bank

Conservative Balance Sheet
Loans / Assets of 53% as of 9/30/09
Loans / Deposits of 75% as of 9/30/09
Constr/A&D/Land loans represent 13% of total loans versus 23%
for Southeastern peers and 17% for Florida peers
NPAs / Assets of 2.20% versus 4.11% for Southeastern peers and
7.95% for Florida peers
Robust capital position
•
TCE and Tier 1 leverage ratios of 11.4% and 11.7% at 9/30/09
Source: SNL Financial and Company filings, data as of most recent quarter available.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, CCBG, SBCF and TIBB.

Why Raise Capital?
Positions us to take advantage of attractive opportunities
Buyer of choice for institutions in the region
Limited competition for increasing number of government assisted transactions
Allows us to organically expand our
franchise and lines of business
Strategic recruiting of top talent in target
markets
Leverage correspondent banking division
Maintain capital ratios after repaying
TARP
Took approximately $28 MM TARP in
Nov 2008 in the abundance of caution,
have repaid in Sept 2009
Source: SNL Financial.
Texas ratio defined as nonperforming assets + 90 days past due divided by loan loss reserve + tangible common equity.
(1) Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
(2) Florida peers include BBX, BOFL, CCBG, SBCF and TIBB.

Goals and Priorities
Achieve Return on Average Assets of 1.00%
Surpass $5 billion in assets
Expand into new markets with demographics similar to
Central Florida
Remain highly capitalized
Strategic Goals
18 – 24 Month Priorities
Acquire 2-3 banking institutions through FDIC assisted
transactions
Leverage Correspondent Banking Division
Reduce the level of problem assets

Growing Number of Potential Opportunities
Texas Ratio > 50.0% or TCE / TA < 5.0%
Number Number
of of Deposits
State Institutions Branches ($MM)
Alabama 5 88 $3,810
Florida 44 366 16,842
Georgia 13 105 5,360
Source: SNL Financial. Dollars in thousands
Data as of most recent quarter available.
Includes banks and thrifts in Central and North Florida, Southern and Central Alabama and Southern Georgia with assets greater than $100.0 million and
Texas Ratios greater than 50.0% or Tangible Common Equity / Assets less than 5.0%.
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Deposit Premium Paid to FDIC: 1.7%
Assets Acquired
Cash $155,640
Securities Available for Sale 11,549
Goodwill 4,722
Core Deposit Intangible 466
Other Assets 8,113
Total $180,490
Liabilities Assumed
Total Deposits $180,182
Other Liabilities 308
Total $180,490
Ocala National Bank
• Core Deposits remain intact
• Profitable year-to-date

Market Share Opportunity
Combined Counties of Operation

Deposits per
Deposits Market Branch
Rank Institution ($000) Share Branches ($000)
1 Bank of America Corp. (NC) $10,301,554 20.25% 111 $92,807
2 SunTrust Banks Inc. (GA) 9,196,029 18.08 146 62,986
3 Wells Fargo & Company (CA) 8,120,483 15.96 113 71,863
4 BB&T Corp. (NC) 3,916,987 7.70 73 53,657
5 Regions Financial Corp. (AL) 3,311,920 6.51 91 36,395
6 CenterState Banks (FL) 1,204,831 2.37 37 32,563
7 Fifth Third Bancorp (OH) 1,131,031 2.22 30 37,701
8 South Financial Group Inc. (SC) 838,113 1.65 17 49,301
9 Village Bancorp Inc. (FL) 817,150 1.61 9 90,794
10 The Tampa Banking Co. (FL) 786,536 1.55 9 87,393
Source: FDIC and SNL Financial.
Deposit data as of 6/30/09..
Market share data for CSFL's combined counties of operation, excluding Orange County.
Excludes Orange County in which CSFL has $20.0 million in deposits and 1 branch.

Correspondent Banking Division
Management lift out from RBC (16
employees – formerly ALAB) and recent
addition of a team from Silverton (40
employees)
Physical operations – Birmingham (AL),
Atlanta (GA) and Winston-Salem (NC)
Three primary business lines
Bond Sales
Fed funds
Safekeeping, bond accounting, and
asset/liability consulting services
Customer base – small to medium size
financial institutions primarily located in
Florida, Alabama and Georgia
Opportunity
Primary clearing, wires
Switching to agent basis for fed funds
Division Contribution
9
($ in thousands, except per share)
4Q08 1Q09 2Q09 3Q09
Net Interest Income $43 $1,178 $1,975 $1,813
Bond Sales Commission 1,412 2,557 2,610 5,630
Other Income --- 40 60 381
Total Expenses (1,007) (2,104) (2,038) (5,312)
Income Tax Provision (117) (428) (881) (967)
Net Income Impact $331 $1,243 $1,726 $1,545
EPS Impact $0.03 $0.10 $0.14 $0.07

Peer Comparison –
Capital Ratios (%)

Source:  SNL Financial,
Data as of most recent quarter available.
Financial institutions included in this comparison are all public banks and thrifts headquartered in Florida with assets greater than $500 million.
0.92
1.38
3.59
3.63
3.63
6.45
3.52
7.01
7.69
7.23
7.92
7.26
6.00
7.59
6.03
7.86
4.66
8.29
8.89
8.86
7.58
9.28
7.43
10.96
11.38
11.70
0.00 2.00 4.00 6.00 8.00 10.00 12.00
Florida Community Banks, Inc.
Sun American Bancorp
TIB Financial Corp.
BankAtlantic Bancorp, Inc.
Bank of Florida Corporation
Great Florida Bank
First Comm. Bank Corp.
Beach Comm. Bancshares, Inc.
Seacoast Banking Corp. of FL
Community Bank of South FL
1st United Bancorp, Inc.
Capital City Bank Group, Inc.
CenterState Banks, Inc.
TCE Ratio % Leverage Ratio %

Florida Peers –
NPA ratio

Source:  SNL Financial
Data as of most recent quarter available.
Financial institutions included in this comparison are all public banks and thrifts headquartered in Florida with assets greater than $500 million.
1.61
2.20
3.85
4.96
5.81
6.91
7.78
7.99
8.99
9.98
10.59
10.77
13.31
30.87
0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00
1st United Bancorp, Inc.
CenterState Banks, Inc.
TIB Financial Corp.
First Comm. Bank Corp. of America
Capital City Bank Group, Inc.
BFC Financial Corporation
Seacoast Banking Corp. of FL
Community Bank of South FL, Inc.
BankAtlantic Bancorp, Inc.
Great Florida Bank
Beach Community Bancshares, Inc.
Sun American Bancorp
Bank of Florida Corporation
Florida Community Banks, Inc.

Quality Growth & Liquidity
Total Asset Growth Loans / Deposits (%)
Median loans / deposits ratio of 94% for Southeastern peers and 100% for Florida peers
Source:  SNL Financial; data as of most recent quarter available
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, CCBG, SBCF and TIBB.
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Loans $441 $517 $658 $841 $892 $947
Deposits 660 717 893 973 994 1,256
1,077
1,217
1,784
1,603
1,333
1,067
1,009
872
754
181
150
68
-
500
1,000
1,500
2,000
2004 2005 2006 2007 2008 3Q09
CSFL Assets Assets Acquired
67
72
74
87
90
75
0
20
40
60

2004 2005 2006 2007 2008 3Q09

Loan Portfolio
Total Loans by Type (%)
Total Loans Detail
Construction, Development, & land represents only 13% of the total portfolio
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Loan Type
No. of
Loans
9/30/09
Balance
Avg Loan
Balance
Residential Real
Estate
2,628 $253MM $96,000
Commercial Real
Estate
1,132 426MM 376,000
Construction,
A&D, & Land
585 134MM 230,000
Commercial &
Industrial
1,023 88MM 86,000
Consumer /Other 2,262 56MM 25,000
Total 7,630 $957MM $126,000

Commercial Real Estate & Construction Loans
Commercial Real Estate by Type (%) Constr/Dev/Land Loans by Type (%)
$426 million
56% owner-occupied
$134 million
Approximately 13% of total loans
* approx. 80% commercial and 20% residential
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Data as of 9/30/09
Industrial
6%
Non Accrual CRE
2%
Other CRE
12%
Mobile Home Park
1%
Hotel/Lodging
0%
Aviation
1%
Strip Center
6%
Mini warehouse
3%
Res.Multi Family
4%
Agriculture
2%
Warehouse
5%
Restaurant
3%
Medical
5%
Retail
17%
Church / Education
8%
Office
25%
C-D-L Non Accrual
3%
Constr-single fam
owner
1%
Consumer-Owned
Residential Lots
25%
Constr-Other
0%
Constr-Spec
2%
Constr-Warehouse
7%
Constr-Medical
2%
Constr-Retail
2%
Constr-Industrial
1%
Constr-Church
2%
Constr-Office
1%
Developer-Owned
Lots
8%
Undeveloped Land*
46%

CRE Concentrations
C&D Concentration – Category A (%) CRE Concentration – Category B (%)
Source:  SNL Financial and Company Filings; data as of  9/30/09 or most recent quarter available.
Category A includes acquisition and development loans, commercial construction loans, residential construction spec loans and vacant land loans.
Category B includes all of the above plus non-owner occupied commercial real estate loans.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, CCBG, SBCF and TIBB.
15
53
153
130
100
0
40
80
120
160
CSFL Southeastern
Peers
Florida Peers Regulatory
Guidelines
140
272
259
300
0
80
160
240
320
CSFL Southeastern
Peers
Florida Peers Regulatory
Guidelines

Credit Quality Trends
NPAs / Loans & OREO (%)
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings.
Nonperforming assets include 90 days or more past due.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, CCBG, SBCF and TIBB.
1.71
0.10 0.57
1.49
1.54
1.86
2.77
3.77
4.74
0.59
0.89
4.11
2.94
2.13
1.81
1.41
4.48
0.44
7.65
5.57
3.44
2.49
2.76
0.00
2.00
4.00
6.00
8.00
2006 2007 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09
CSFL Southeastern Peers Florida Peers
0.71
0.51
0.56
0.08
0.12
0.08
0.70
0.52
2.05
1.37
1.73 1.69
0.74
0.31
0.11
2.05
0.97
0.34
0.42
0.22
0.35
0.11
1.63
0.75
0.00
0.60
1.20
1.80
2.40
2006 2007 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09
CSFL Florida Peers Southeastern Peers
Problem Loan Trends ($MM)
Reserves / Loans (%)
1.77
1.49
1.49
1.37
1.35
1.29
1.12
2.07
1.40
1.68
1.82
1.36
1.25
0.90
1.26
1.22
1.39
1.58
1.94
2.04
2.05
0.80
1.15
1.50
1.85
2.20
2006 2007 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09
CSFL Southeastern Peers Florida Peers
E
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• ALLL / NPL ratio of 59% at 9/30/09 compared to 45% at 6/30/09
0
15
30
45
60
3Q08 4Q08 1Q09 2Q09 3Q09
30-89 days past due 90 days and non accrual OREO and repo

Nonperforming Loans & Other Real Estate
Nonperforming Loans
Other Real Estate Owned
$29,546,000
3.12% of Gross Loans
$8,983,000
Residential Real
Estate
$5,592K
(37 loans)
Commercial Real Estate
$13,267K (31 loans)
Construction,
A&D, & Land
$10,068K
(32 loans)
Commercial
$321K
(13 loans)
Consumer  / Other
$298K
(12 loans)
17
Commercial Buildings
(7)
$3,046K
Commercial Lots
(1)
$138K
Mobile Homes
w/ Land
(7)
$321K
Vacant Land
$1,606K
Mixed Properties
$521K
Single Family Homes
(22)
$2,355K
Residential Lots
(17)
$996K
Office Condos
(5)
$539K
19%
45%
34%
1%
1%
26%
6%
6%
18%
4%
27%
2%
11%

Deposit Composition
Approximately 65,650 total accounts - $19,132 average balance per account
Retained 98% of non-CD deposits from Ocala National
Jumbo Time Deposits
Retail Time Deposits
Money Market & Savings Accts.
Demand – Interest bearing
Non – Interest bearing deposits
24%
23%
23%
13%
17%
Total Deposits ($MM) Number of Deposit Accounts
Core deposits defined as non-time deposits.
18
219
168
284
288
297
0
300
600
900
1,200
1,500
2004 2005 2006 2007 2008 9/30/09
32,249 32,024 32,280
40,822
43,974
53,198
12,452
11,001
13,191
10,579
8,811 8,234
0
20,000
40,000
60,000
2004 2005 2006 2007 2008 9/30/2009
Time Deposits Core Deposits

Profitability
Pre-Tax, Pre-Provision Income ($000) and ROAA (%)
Pre-tax, pre-provision ROAA and margin impacted by inflated balance sheet
•YTD data as of or for the nine months ended 9/30/09, annualized.
Pre-Tax, Pre-Provision income and ROAA also exclude credit related costs.
19
Net Interest Margin (%)
$17,692
$12,162
$14,564
$14,027
$11,119
1.38
1.22
0.98
1.01
1.43
$0
$5,000
$10,000
$15,000
$20,000
2005 2006 2007 2008 YTD 2009*
0.00
0.40
0.80
1.20
1.60
Pre-Tax, Pre-Provision Income PTPP ROAA
4.17
4.01
3.75
3.88
3.42
3.14
3.16
3.54
3.61
2.80
3.20
3.60
4.00
4.40
2006 2007 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09

Profitability
Noninterest Income / Op. Revenue (%)
13.7
14.4
15.2 14.9
14.9
25.0
28.3
28.0
21.4
22.6
24.9
23.5
24.2
24.4
23.6
24.5
21.4
20.4
21.0
22.5
22.2
22.8
20.6
10.0
15.0
20.0
25.0
30.0
2006 2007 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09
CSFL Southeastern Peers Florida Banks
Source: SNL Financial and Company filings.
* YTD data as of or for the six months ended 6/30/09.
Southeastern peers include ABCB, BTFG, GRNB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include BBX, BOFL, CCBG, SBCF and TIBB.
20

Summary
Energetic management team that is taking advantage of opportunities
Home field advantage in attractive markets
Capitalized to take advantage of market dislocation
Unprecedented opportunities to add shareholder value
21